Note 7 - Other Assets	12 Months Ended
Dec. 31, 2014
Disclosure Text Block Supplement [Abstract]
Other Assets Disclosure [Text Block]
7.	OTHER ASSETS

The components of other assets at year ended December 31 are as follows:

(Dollar amounts in thousands)	2014	2013

FHLB stock	$1,887	$1,887
Accrued interest on investment securities	1,005	1,029
Accrued interest on loans	1,090	1,106
Deferred tax asset, net	1,484	3,688
Other real estate owned	2,590	2,698
Other	1,579	1,308

Total	$9,635	$11,716